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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                February 25, 1998
                         ------------------------------
                                 Date of Report
                        (Date of earliest event reported)




                         FRONTIER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         Washington                   0-15540                    91-1223535
--------------------------     -----------------------     ---------------------
       (State or other         (Commission File No.)         (IRS Employer
       jurisdiction of                                       Identification No.)
       incorporation)

                           332 S.W. Everett Mall Way
                           Everett, Washington 98204
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          (Address of principal executive offices, including zip code)

                                 (425) 514-0719
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              (Registrant's telephone number, including area code)






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ITEM 5.    OTHER EVENTS.

        Frontier Financial Corporation (the "Company") has made application for quotation of its Common Stock on the Nasdaq National Market under the trading symbol "FTBK". The Company has been informed that the application process generally takes 60 to 90 days, and expects that trading will commence at the conclusion of that process.

        There can be no assurance that an active trading market will develop or be sustained. The public trading price will be dependent on buying and selling demand for the Company's stock and general market conditions, and there can be no assurance that the trading price will be comparable to the prices at which the Company's stock was bought and sold prior to being listed.

                                    SIGNATURE

        Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     FRONTIER FINANCIAL CORPORATION


Dated:  February 25, 1998
                                     By   /s/ JAMES F. FELICETTY
                                         -----------------------------------
                                         James F. Felicetty, Secretary/Treasurer




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